Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

Note 14. Income Taxes

Due to net losses in 2014 and 2013, the Company had no material current, deferred, or total income tax expense in the years ended December 31, 2014 and 2013. A reconciliation of income tax expense with amounts determined by applying the statutory U.S. federal income tax rate to income before income taxes is as follows:

	Years Ended December 31,
	2014	2015
	(revised)
Tax on the loss before income tax expense computed at the federal statutory rate of 34%	$(4,500,789)	$(1,290,190)
State tax (benefit) at statutory rate, net of federal benefit	(13,020)	43,265
Change in Valuation Allowance	1,578,347	779,869
Change in research and development credits	316,311	(71,856)
Change in fair value of warrants	2,744,492	—
Other	(125,341)	508,912

Income tax expense	$—	$—

Effective income tax rate	0%	0%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities are as follows at December 31, 2014 and 2013:

	December 31,
	2014	2015
Current Deferred Tax Assets:
Accruals	$71,953	$36,571
Non-Current Deferred Tax Assets:
Net Operating Loss Carryforwards	22,125,807	20,124,059
Research and development credits	1,345,833	1,792,798
Intangible Assets	46,784	48,733
Fixed Assets	(10,505)	(636)

Total Non-Current Deferred Tax Assets	23,507,919	21,964,954

Total Deferred Tax Assets	23,579,872	22,001,525

Valuation Allowance	(23,579,872)	(22,001,525)

Net Deferred Tax Assets	$—	$—

The Company has recorded a full valuation allowance against its net deferred tax assets as it believes that it is more likely than not that such assets will not be realized. The valuation allowance increased by $1,578,347 from December 31, 2013 to December 31, 2014 primarily due to the generation of current year net operating losses and research and development credits claimed.

As of December 31, 2014, the Company had $56,626,541 of federal and $49,238,708 of state net operating loss, respectively, available to offset future taxable income. The federal net operating loss carryforwards begins to expire in 2019 and the state net operating loss carryforwards will begin to expire in 2015, if not utilized. As of December 31, 2014, the Company also had $1,298,450 of federal and $945,710 of state research and development credit carryforwards, respectively. The federal research and development credit carryforward begins to expire in 2024 and the state research and development credit can be carryforward indefinitely.

In addition, the use of net operating loss and tax credit carryforwards may be limited under Section 382 of the Internal Revenue Code in certain situations where changes occur in the stock ownership of a company. In the event that the Company has had a change in ownership, utilization of the carryforwards could be restricted.

The following tables summarize the activities of gross unrecognized tax benefits:

	December 31,
	2014	2013
Beginning balance	—	—
Increase related to prior year tax positions	628,383	—
Decreases related to prior year tax positions	—	—
Increase related to Current year tax positions	44,864	—
Decreases related to current year tax positions	—	—

Ending Balance	$673,247	$—

The amount of unrecognized tax benefits that would impact the effective tax rate were approximately none and none as of December 31, 2014 and December 31, 2013, respectively. As of December 31, 2014, $673,248 of unrecognized tax benefits would be offset by a change in valuation allowance.

In July 2013, the FASB issued guidance on the presentation of an unrecognized tax benefit when a net operating loss carryforward, similar tax loss or tax carryforward exists. FASB concluded that an unrecognized tax benefit should be presented as a reduction of a deferred tax asset except in certain circumstances the unrecognized tax benefit should be presented as a liability and should not be combined with deferred tax assets. The amendment is effective prospectively for fiscal years, and interim periods within those years, beginning after December 15, 2013, with early adoption permitted. The Company adopted this guidance during the year ended December 31, 2014 and presented its unrecognized tax benefit as a reduction of deferred tax assets as of December 31, 2014.

The Company files income tax returns in the U.S. federal jurisdiction and certain state jurisdictions. In the normal course of business, the Company is subject to examination by federal, state and local jurisdictions, where applicable. In the U.S. federal jurisdiction, tax years 1999 forward remain open to examination, and in the state tax jurisdiction, years 2004 forward remain open to examination.

As a result of the expiration of the Company’s net operating loss carry-forwards, the Company has adopted the provisions set forth in FASB ASC Topic 740, to account for uncertainty in income taxes. In the preparation of income tax returns in federal and state jurisdictions, the Company asserts certain tax positions based on its understanding and interpretation of the income tax law. The taxing authorities may challenge such positions, and the resolution of such matters could result in recognition of income tax expense in the Company’s financial statements. Management believes it has used reasonable judgments and conclusions in the preparation of its income tax returns.

The Company uses the “more likely than not” criterion for recognizing the tax benefit of uncertain tax positions and to establish measurement criteria for income tax benefits. The Company has determined it has no material unrecognized assets or liabilities related to uncertain tax positions as of December 31, 2014. The Company does not anticipate any significant changes in such uncertainties and judgments during the next 12 months. In the event the Company should need to recognize interest and penalties related to unrecognized tax liabilities, this amount will be recorded as a component of other expense.